Exhibit 99.1

News Release

Investor Contact:	Media Contact:
Mark Bette	Doug Holt
(312) 444-2301	(312) 557-1571
Mark_Bette@ntrs.com	Doug_Holt@ntrs.com

https://www.northerntrust.com

FOR IMMEDIATE RELEASE

NORTHERN TRUST CORPORATION REPORTS FOURTH QUARTER
EARNINGS PER DILUTED COMMON SHARE OF $1.70,
RETURN ON AVERAGE COMMON EQUITY OF 14.8%
CHICAGO, JANUARY 22, 2020 — Northern Trust Corporation today reported fourth quarter net income per diluted common share of $1.70, compared to $1.80 in the fourth quarter of 2018 and $1.69 in the third quarter of 2019. Net income was $371.1 million, compared to $409.9 million in the prior-year quarter and $384.6 million in the prior quarter. The current quarter included a $20.8 million pre-tax charge recorded in other operating income related to the decision to sell substantially all of the lease portfolio and a $6.8 million pre-tax software disposition charge recorded in noninterest expense.
“Northern Trust’s performance in the fourth quarter of 2019 generated year-over-year revenue growth of 3% and a return on average common equity of 14.8%,” said Michael O’Grady, Chairman and Chief Executive Officer. “Our full year performance continued to exhibit foundational strength, as we executed on a number of growth strategies while continuing to advance our data and digital efforts and improve our productivity. We also continued to grow assets as a result of favorable markets and organic growth. Assets under Custody and Administration ended the year at $12.1 trillion, up 19% from the prior year, while Assets under Management ended the year at $1.2 trillion, up 15% from the prior year.”
O’Grady added, “During 2019, we returned a record $1.7 billion to common shareholders through dividends and the repurchase of 11.8 million shares. As we enter 2020, we remain focused on providing our clients with exceptional service and expertise, driving efficiencies in our business, and investing for future growth.”

FOURTH QUARTER 2019 RESULTS

SUMMARY RESULTS & KEY METRICS

				% Change vs.
($ In Millions except per share data)	Q4 2019	Q3 2019	Q4 2018	Q3 2019	Q4 2018
Trust, Investment and Other Service Fees	$992.2	$975.5	$933.9	2%	6%
Other Noninterest Income	134.7	144.7	152.7	(7)	(12)
Net Interest Income (FTE*)	430.5	425.3	430.1	1	—
Total Revenue (FTE*)	1,557.4	1,545.5	1,516.7	1	3

Noninterest Expense	1,072.3	1,036.3	1,021.9	3	5
Provision for Credit Losses	(1.0)	(7.0)	(4.0)	N/M**	N/M**
Provision for Income Taxes	105.3	124.0	76.0	(15)	38
FTE Adjustment*	9.7	7.6	12.9	28	(25)
Net Income	$371.1	$384.6	$409.9	(3)%	(9)%

Earnings Allocated to Common and Potential Common Shares	361.0	362.7	398.2	—	(9)

Diluted Earnings per Common Share	$1.70	$1.69	$1.80	1%	(5)%
Return on Average Common Equity	14.8%	14.9%	17.0%
Return on Average Assets	1.25%	1.31%	1.34%
Average Assets	$118,105.3	$116,352.1	$121,314.2	2%	(3)%

(*)
Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

(**)	N/M - Not meaningful
CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are the primary drivers of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income. The following table presents the Corporation’s AUC/A, assets under custody (a component of AUC/A), and assets under management by reporting segment.

	As of			% Change vs.
($ In Billions)	December 31, 2019*	September 30, 2019	December 31, 2018	September 30, 2019	December 31, 2018
Assets Under Custody/Administration
Corporate & Institutional Services (C&IS)	$11,311.6	$10,864.0	$9,490.5	4%	19%
Wealth Management	738.8	701.2	634.8	5	16
Total Assets Under Custody/Administration	$12,050.4	$11,565.2	$10,125.3	4%	19%
Assets Under Custody
Corporate & Institutional Services	$8,497.8	$8,061.4	$6,971.0	5%	22%
Wealth Management	735.7	698.7	622.9	5	18
Total Assets Under Custody	$9,233.5	$8,760.1	$7,593.9	5%	22%
Assets Under Management
Corporate & Institutional Services	$917.5	$901.3	$790.8	2%	16%
Wealth Management	313.8	300.5	278.6	4	13
Total Assets Under Management	$1,231.3	$1,201.8	$1,069.4	2%	15%

(*)	Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

FOURTH QUARTER 2019 RESULTS (continued)

TRUST, INVESTMENT AND OTHER SERVICING FEES

				% Change vs.
($ In Millions)	Q4 2019	Q3 2019	Q4 2018	Q3 2019	Q4 2018
C&IS Trust, Investment and Other Servicing Fees
Custody and Fund Administration	$396.9	$392.2	$375.8	1%	6%
Investment Management	115.9	114.7	105.3	1	10
Securities Lending	22.6	20.1	21.7	12	4
Other	31.6	32.9	32.8	(4)	(4)
Total C&IS	$567.0	$559.9	$535.6	1%	6%

Wealth Management Trust, Investment and Other Servicing Fees
Central	$158.2	$157.3	$151.0	1%	5%
East	110.2	106.8	103.1	3	7
West	85.0	83.6	80.3	2	6
Global Family Office	71.8	67.9	63.9	6	12
Total Wealth Management	$425.2	$415.6	$398.3	2%	7%

Total Consolidated Trust, Investment and Other Servicing Fees	$992.2	$975.5	$933.9	2%	6%
Q4 2019 vs. Q3 2019
C&IS trust, investment and other servicing fees increased 1% compared to the prior quarter.

▪	C&IS custody and fund administration fees increased primarily due to favorable currency translation and markets.

▪	C&IS securities lending fees increased primarily reflecting higher spreads.
Wealth Management trust, investment and other servicing fees increased 2% from the prior quarter, primarily due to favorable markets and new business.
Q4 2019 vs. Q4 2018
C&IS trust, investment and other servicing fees increased 6% compared to the prior-year quarter.

▪	C&IS custody and fund administration fees increased primarily due to new business and favorable markets.

▪	C&IS investment management fees increased primarily due to new business and favorable markets.
Wealth Management trust, investment and other servicing fees increased 7% compared to the prior-year quarter, primarily due to favorable markets and new business.

FOURTH QUARTER 2019 RESULTS (continued)

OTHER NONINTEREST INCOME

				% Change vs.
($ In Millions)	Q4 2019	Q3 2019	Q4 2018	Q3 2019	Q4 2018
Other Noninterest Income
Foreign Exchange Trading Income	$64.5	$59.7	$78.1	8%	(17)%
Treasury Management Fees	10.4	11.2	11.8	(7)	(12)
Security Commissions and Trading Income	27.8	29.1	23.1	(4)	20
Other Operating Income	32.5	45.1	40.4	(28)	(20)
Investment Security Gains (Losses), net	(0.5)	(0.4)	(0.7)	N/M*	N/M*
Total Other Noninterest Income	$134.7	$144.7	$152.7	(7)%	(12)%
(*) N/M - Not meaningful
Q4 2019 vs. Q3 2019

▪	Foreign exchange trading income increased due to higher client volumes and the mix of currencies traded.

▪
Other operating income decreased primarily due to charges related to the decision to sell substantially all of the lease portfolio, partially offset by lower expenses related to existing swap agreements related to Visa Inc. Class B common shares.

Q4 2019 vs. Q4 2018

▪	Foreign exchange trading income decreased primarily due to decreased foreign exchange swap activity in Treasury.

▪	Security commissions and trading income increased primarily due to higher revenue from transition management, interest rate swaps, and core brokerage.

▪
Other operating income decreased primarily due to charges related to the decision to sell substantially all of the lease portfolio, a prior-year quarter net gain on the sale of leases, and higher expenses related to existing swap agreements related to Visa Inc. Class B common shares, partially offset by income related to a bank-owned life insurance program implemented during 2019 and higher miscellaneous income.

FOURTH QUARTER 2019 RESULTS (continued)

NET INTEREST INCOME

				% Change vs.
($ In Millions)	Q4 2019	Q3 2019	Q4 2018	Q3 2019	Q4 2018
Net Interest Income
Interest Income (FTE*)	$585.8	$628.4	$661.5	(7)%	(11)%
Interest Expense	155.3	203.1	231.4	(23)	(33)
Net Interest Income (FTE*)	$430.5	$425.3	$430.1	1%	—%

Average Earning Assets	$107,160	$104,959	$112,178	2%	(4)%
Net Interest Margin (FTE*)	1.59%	1.61%	1.52%

(*)
Interest income, net interest income and net interest margin presented on an FTE basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

Q4 2019 vs. Q3 2019

▪	Net interest income on an FTE basis increased primarily due to an increase in average earning assets, partially offset by a lower net interest margin.

▪	The net interest margin on an FTE basis decreased primarily due to lower short-term interest rates.

▪
Average earning assets increased primarily due to higher levels of securities and higher short-term interest-bearing deposits with banks. Funding of the balance sheet reflected higher other liabilities and higher levels of client demand and other noninterest-bearing deposits, partially offset by lower levels of client interest-bearing deposits.

Q4 2019 vs. Q4 2018

▪	Net interest income on an FTE basis was essentially flat.

▪	The net interest margin on an FTE basis increased primarily due to a balance sheet mix shift and the impact of lower foreign exchange swap volume, partially offset by lower short-term interest rates.

▪
Average earning assets decreased primarily due to lower levels of short-term interest-bearing deposits with banks. Funding of the balance sheet reflected lower interest-bearing deposits, client demand and other noninterest-bearing deposits, and short-term borrowed funds, partially offset by increased other liabilities.

FOURTH QUARTER 2019 RESULTS (continued)

PROVISION FOR CREDIT LOSSES

	As of and for the three-months ended,			% Change vs.
($ In Millions)	December 31, 2019	September 30, 2019	December 31, 2018	September 30, 2019	December 31, 2018
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$127.7	$134.1	$140.5	(5)%	(9)%
Provision for Credit Losses	(1.0)	(7.0)	(4.0)	N/M*	N/M*
Net Recoveries / (Charge-Offs)	(2.3)	0.6	1.7	N/M*	N/M*
Ending Allowance for Credit Losses	$124.4	$127.7	$138.2	(3)%	(10)%

Allowance assigned to:
Loans and Leases	$104.5	$105.7	$112.6	(1)%	(7)%
Undrawn Commitments and Standby Letters of Credit	19.9	22.0	25.6	(10)	(22)
Ending Allowance for Credit Losses	$124.4	$127.7	$138.2	(3)%	(10)%
(*) N/M - Not meaningful
Q4 2019

▪	The credit provision in the current quarter was primarily driven by an overall decrease in the inherent allowance related to changes in credit quality, partially offset by net charge-offs.
Q3 2019

▪
The credit provision in the prior quarter was primarily driven by a decrease in the specific allowance attributable to the residential real estate portfolio and a slight decrease in the inherent allowance.

Q4 2018

▪
The credit provision in the prior-year quarter was primarily driven by reductions in outstanding loans in the commercial real estate and residential real estate portfolios and improved credit quality across all major portfolios, offset by increases in the commercial and institutional portfolio, the net effect of which resulted in a reduction in the inherent allowance. This was partially offset by increases in specific reserves related to outstanding loans and standby letters of credit in the residential real estate and commercial and institutional portfolios, respectively.

FOURTH QUARTER 2019 RESULTS (continued)

NONINTEREST EXPENSE

				% Change vs.
($ In Millions)	Q4 2019	Q3 2019	Q4 2018	Q3 2019	Q4 2018
Noninterest Expense
Compensation	$463.5	$458.0	$444.4	1%	4%
Employee Benefits	92.6	87.6	90.7	6	2
Outside Services	205.7	194.0	195.5	6	5
Equipment and Software	164.9	151.7	152.3	9	8
Occupancy	57.4	53.0	49.8	8	15
Other Operating Expense	88.2	92.0	89.2	(4)	(1)
Total Noninterest Expense	$1,072.3	$1,036.3	$1,021.9	3%	5%

End of Period Full-Time Equivalent Staff	19,800	19,600	18,800	1%	5%

Q4 2019 vs. Q3 2019

▪	Compensation expense increased due to higher salary expense driven by staff growth, as well as unfavorable currency translation, partially offset by lower cash-based incentive accruals.

▪	Employee benefits increased primarily due to increased medical costs.

▪	Outside services expense increased due to higher legal and consulting services as well as costs related to increased business volumes.

▪	Equipment and software expense increased primarily driven by higher software disposition charges and increased software support costs.

▪	Occupancy expense increased primarily due to higher rent and building operating costs associated with executing workplace real estate strategies.

▪
Other operating expense decreased primarily driven by the Northern Trust-sponsored golf tournament in the prior quarter, partially offset by increases in advertising, staff-related and other operating expense categories.

Q4 2019 vs. Q4 2018

▪	Compensation expense increased primarily reflecting higher salary expense driven by base pay adjustments and staff growth, partially offset by lower incentive expense.

▪	Outside services expense increased primarily due to increased technical services costs and higher consulting and legal services.

▪	Equipment and software expense increased primarily reflecting higher software disposition charges and higher depreciation and amortization.

▪	Occupancy expense increased primarily due to higher rent and building operating costs associated with executing workplace real estate strategies.

FOURTH QUARTER 2019 RESULTS (continued)

PROVISION FOR INCOME TAX

				% Change vs.
($ In Millions)	Q4 2019	Q3 2019	Q4 2018	Q3 2019	Q4 2018
Net Income
Income before Income Taxes	$476.4	$508.6	$485.9	(6)%	(2)%
Provision for Income Taxes	105.3	124.0	76.0	(15)	38
Net Income	$371.1	$384.6	$409.9	(3)%	(9)%

Effective Tax Rate	22.1%	24.4%	15.7%
Q4 2019 vs. Q3 2019

▪
The provision for income taxes decreased primarily due to a change in the earnings mix in tax jurisdictions in which the Corporation operates and one-time benefits related to previously granted performance stock unit (PSU) awards and additional research and development tax credits. These decreases to the provision for income taxes were partially offset by higher U.S. taxes payable on the income of the Corporation’s non-U.S. branches.

Q4 2019 vs. Q4 2018

▪
The provision for income taxes increased primarily due to income tax benefits recorded in 2018 associated with the implementation of the Tax Cuts and Jobs Act (TCJA) enacted in the fourth quarter of 2017. Also contributing to the increase in the provision for income taxes in the current quarter are higher U.S. taxes payable on the income of the Corporation’s non-U.S. branches. These increases to the provision for income taxes were partially offset by a change in the earnings mix in tax jurisdictions in which the Corporation operates and one-time benefits related to previously granted PSU awards and additional research and development tax credits.

STOCKHOLDERS’ EQUITY

Average total stockholders’ equity increased $633.8 million, or 6%, to $10.9 billion from the prior-year quarter’s average of $10.3 billion. The increase was primarily attributable to earnings, the issuance of preferred stock and accumulated other comprehensive income since the prior-year period, partially offset by the repurchase of common stock pursuant to the Corporation’s share repurchase program and dividend declarations.
During the current quarter, the Corporation issued and sold 16,000,000 depositary shares, each representing 1/1,000th ownership interest in a share of Series E Non-Cumulative Perpetual Preferred Stock for proceeds of $391.4 million, net of underwriting discounts, commissions, and other issuance costs. These proceeds were subsequently used to fund the redemption of all outstanding shares of the Corporation’s Series C Non-Cumulative Perpetual Preferred Stock on January 2, 2020.
During the current quarter, the Corporation declared cash dividends totaling $5.8 million to preferred stockholders and cash dividends totaling $149.8 million to common stockholders. During the three and twelve months ended December 31, 2019, the Corporation repurchased 2,609,122 shares of common stock, including 6,976 shares withheld related to share-based compensation, at a total cost of $264.4 million ($101.33 average price per share) and 11,778,866 shares of common stock, including 609,518 shares withheld related to share-based compensation, at a total cost of $1.1 billion ($93.40 average price per share), respectively.

CAPITAL RATIOS

The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at December 31, 2019, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.
The table below provides capital ratios for Northern Trust Corporation and The Northern Trust Company determined by Basel III phased in requirements.

	December 31, 2019**		September 30, 2019		December 31, 2018
Capital Ratios - Northern Trust Corporation	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Well-Capitalized Ratios	Minimum Capital Ratios
Common Equity Tier 1 Capital	12.7%	13.3%	12.9%	13.7%	12.9%	13.7%	N/A*	4.5%
Tier 1 Capital	14.5	15.2	14.1	15.0	14.1	15.0	6.0	6.0
Total Capital	16.3	16.9	16.0	16.8	16.1	16.9	10.0	8.0
Tier 1 Leverage	8.7	8.7	8.6	8.6	8.0	8.0	N/A*	4.0
Supplementary Leverage	N/A*	7.6	N/A*	7.6	N/A*	7.0	N/A*	3.0

	December 31, 2019**		September 30, 2019		December 31, 2018
Capital Ratios - The Northern Trust Company	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Well-Capitalized Ratios	Minimum Capital Ratios
Common Equity Tier 1 Capital	12.3%	13.2%	13.2%	14.3%	13.1%	14.1%	6.5%	4.5%
Tier 1 Capital	12.3	13.2	13.2	14.3	13.1	14.1	8.0	6.0
Total Capital	14.0	14.7	14.9	15.8	14.8	15.8	10.0	8.0
Tier 1 Leverage	7.3	7.3	7.9	7.9	7.3	7.3	5.0	4.0
Supplementary Leverage	N/A*	6.4	N/A*	7.0	N/A*	6.4	3.0	3.0
(*) N/A - Not applicable

(**)	Capital ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

RECONCILIATION TO FULLY TAXABLE EQUIVALENT

The following table presents a reconciliation of interest income, net interest income, net interest margin, and total revenue prepared in accordance with generally accepted accounting principles to such measures on an FTE basis, which are non-generally accepted accounting financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	Three Months Ended
	December 31, 2019			September 30, 2019			June 30, 2019
($ In Millions)	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE
Net Interest Income
Interest Income	$576.1	$9.7	$585.8	$620.8	$7.6	$628.4	$640.2	$7.7	$647.9
Interest Expense	155.3	—	155.3	203.1	—	203.1	222.8	—	222.8
Net Interest Income	$420.8	$9.7	$430.5	$417.7	$7.6	$425.3	$417.4	$7.7	$425.1
Net Interest Margin	1.56%		1.59%	1.58%		1.61%	1.58%		1.61%

Total Revenue	$1,547.7	$9.7	$1,557.4	$1,537.9	$7.6	$1,545.5	$1,506.6	$7.7	$1,514.3

	Three Months Ended
	March 31, 2019			December 31, 2018
($ In Millions)	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE
Net Interest Income
Interest Income	$662.8	$7.8	$670.6	$648.6	$12.9	$661.5
Interest Expense	240.8	—	240.8	231.4	—	231.4
Net Interest Income	$422.0	$7.8	$429.8	$417.2	$12.9	$430.1
Net Interest Margin	1.55%		1.58%	1.48%		1.52%

Total Revenue	$1,480.9	$7.8	$1,488.7	$1,503.8	$12.9	$1,516.7

	Twelve Months Ended
	December 31, 2019			December 31, 2018
($ In Millions)	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE
Net Interest Income
Interest Income	$2,499.9	$32.8	$2,532.7	$2,321.4	$41.2	$2,362.6
Interest Expense	822.0	—	822.0	698.7	—	698.7
Net Interest Income	$1,677.9	$32.8	$1,710.7	$1,622.7	$41.2	$1,663.9
Net Interest Margin	1.57%		1.60%	1.43%		1.46%

Total Revenue	$6,073.1	$32.8	$6,105.9	$5,960.2	$41.2	$6,001.4

FORWARD-LOOKING STATEMENTS

This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF FOURTH QUARTER EARNINGS CONFERENCE CALL

Northern Trust’s fourth quarter earnings conference call will be webcast on January 22, 2020. The live call will be conducted at 9:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/about-us/investor-relations
A recording of the live call will be available on Northern Trust’s website from 1:00 p.m. CT on January 22, 2020, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.

About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 21 U.S. states and Washington, D.C., and across 23 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of December 31, 2019, Northern Trust had assets under custody/administration of US $12.1 trillion, and assets under management of US $1.2 trillion. For more than 130 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit northerntrust.com or follow us on Twitter @NorthernTrust.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/terms-and-conditions.

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NORTHERN TRUST CORPORATION	Page 1
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	FOURTH QUARTER
	2019	2018	% Change [1]
Noninterest Income
Trust, Investment and Other Servicing Fees	$992.2	$933.9	6%
Foreign Exchange Trading Income	64.5	78.1	(17)
Treasury Management Fees	10.4	11.8	(12)
Security Commissions and Trading Income	27.8	23.1	20
Other Operating Income	32.5	40.4	(20)
Investment Security Gains (Losses), net	(0.5)	(0.7)	N/M*
Total Noninterest Income	1,126.9	1,086.6	4

Net Interest Income
Interest Income	576.1	648.6	(11)
Interest Expense	155.3	231.4	(33)
Net Interest Income	420.8	417.2	1

Total Revenue	1,547.7	1,503.8	3

Provision for Credit Losses	(1.0)	(4.0)	N/M*

Noninterest Expense
Compensation	463.5	444.4	4
Employee Benefits	92.6	90.7	2
Outside Services	205.7	195.5	5
Equipment and Software	164.9	152.3	8
Occupancy	57.4	49.8	15
Other Operating Expense	88.2	89.2	(1)
Total Noninterest Expense	1,072.3	1,021.9	5

Income before Income Taxes	476.4	485.9	(2)
Provision for Income Taxes	105.3	76.0	38
NET INCOME	$371.1	$409.9	(9)%

Dividends on Preferred Stock	$5.8	$5.9	—%
Earnings Allocated to Participating Securities	4.3	5.8	(25)
Earnings Allocated to Common and Potential Common Shares	361.0	398.2	(9)

Per Common Share
Net Income
Basic	$1.71	$1.81	(5)%
Diluted	1.70	1.80	(5)

Average Common Equity	$9,808.2	$9,416.8	4%
Return on Average Common Equity	14.8%	17.0%
Return on Average Assets	1.25%	1.34%

Cash Dividends Declared per Common Share	$0.70	$0.55	27%

Average Common Shares Outstanding (000s)
Basic	210,648	220,328
Diluted	211,855	221,502
Common Shares Outstanding (EOP) (000s)	209,709	219,012

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(*) N/M - Not meaningful

NORTHERN TRUST CORPORATION	Page 2
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA	FOURTH	THIRD
($ In Millions Except Per Share Data)	QUARTER	QUARTER
	2019	2019	% Change [1]
Noninterest Income
Trust, Investment and Other Servicing Fees	$992.2	$975.5	2%
Foreign Exchange Trading Income	64.5	59.7	8
Treasury Management Fees	10.4	11.2	(7)
Security Commissions and Trading Income	27.8	29.1	(4)
Other Operating Income	32.5	45.1	(28)
Investment Security Gains (Losses), net	(0.5)	(0.4)	N/M*
Total Noninterest Income	1,126.9	1,120.2	1

Net Interest Income
Interest Income	576.1	620.8	(7)
Interest Expense	155.3	203.1	(23)
Net Interest Income	420.8	417.7	1

Total Revenue	1,547.7	1,537.9	1

Provision for Credit Losses	(1.0)	(7.0)	N/M*

Noninterest Expense
Compensation	463.5	458.0	1
Employee Benefits	92.6	87.6	6
Outside Services	205.7	194.0	6
Equipment and Software	164.9	151.7	9
Occupancy	57.4	53.0	8
Other Operating Expense	88.2	92.0	(4)
Total Noninterest Expense	1,072.3	1,036.3	3

Income before Income Taxes	476.4	508.6	(6)
Provision for Income Taxes	105.3	124.0	(15)
NET INCOME	$371.1	$384.6	(3)%

Dividends on Preferred Stock	$5.8	$17.4	(67)%
Earnings Allocated to Participating Securities	4.3	4.5	(4)
Earnings Allocated to Common and Potential Common Shares	361.0	362.7	—

Per Common Share
Net Income
Basic	$1.71	$1.70	1%
Diluted	1.70	1.69	1

Average Common Equity	$9,808.2	$9,805.8	—%
Return on Average Common Equity	14.8%	14.9%
Return on Average Assets	1.25%	1.31%

Cash Dividends Declared per Common Share	$0.70	$0.70	—%

Average Common Shares Outstanding (000s)
Basic	210,648	213,177
Diluted	211,855	214,207
Common Shares Outstanding (EOP) (000s)	209,709	211,882

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(*) N/M - Not meaningful

NORTHERN TRUST CORPORATION	Page 3
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	TWELVE MONTHS
	2019	2018	% Change [1]
Noninterest Income
Trust, Investment and Other Servicing Fees	$3,852.1	$3,753.7	3%
Foreign Exchange Trading Income	250.9	307.2	(18)
Treasury Management Fees	44.5	51.8	(14)
Security Commissions and Trading Income	103.6	98.3	5
Other Operating Income	145.5	127.5	14
Investment Security Gains (Losses), net	(1.4)	(1.0)	N/M*
Total Noninterest Income	4,395.2	4,337.5	1

Net Interest Income
Interest Income	2,499.9	2,321.4	8
Interest Expense	822.0	698.7	18
Net Interest Income	1,677.9	1,622.7	3

Total Revenue	6,073.1	5,960.2	2

Provision for Credit Losses	(14.5)	(14.5)	N/M*

Noninterest Expense
Compensation	1,859.0	1,806.9	3
Employee Benefits	355.2	356.7	—
Outside Services	774.5	739.4	5
Equipment and Software	612.1	582.2	5
Occupancy	212.9	201.1	6
Other Operating Expense	329.8	330.6	—
Total Noninterest Expense	4,143.5	4,016.9	3

Income before Income Taxes	1,944.1	1,957.8	(1)
Provision for Income Taxes	451.9	401.4	13
NET INCOME	$1,492.2	$1,556.4	(4)%

Dividends on Preferred Stock	$46.4	$46.4	—%
Earnings Allocated to Participating Securities	16.9	20.1	(16)
Earnings Allocated to Common and Potential Common Shares	1,428.9	1,489.9	(4)

Per Common Share
Net Income
Basic	$6.66	$6.68	—%
Diluted	6.63	6.64	—

Average Common Equity	$9,705.2	$9,346.9	4%
Return on Average Common Equity	14.9%	16.2%
Return on Average Assets	1.27%	1.27%

Cash Dividends Declared per Common Share	$2.60	$1.94	34%

Average Common Shares Outstanding (000s)
Basic	214,526	223,148
Diluted	215,603	224,488
Common Shares Outstanding (EOP) (000s)	209,709	219,012

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(*) N/M - Not meaningful

NORTHERN TRUST CORPORATION	Page 4
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	DECEMBER 31
	2019	2018	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$33,841.5	$30,036.3	13%
Interest-Bearing Due from and Deposits with Banks [3]	7,017.5	6,903.9	2
Federal Funds Sold and Securities Purchased under Agreements to Resell	712.8	1,165.2	(39)
Securities
U.S. Government	4,687.9	5,287.0	(11)
Obligations of States and Political Subdivisions	1,625.4	674.8	141
Government Sponsored Agency	23,275.3	22,429.1	4
Other [4]	22,666.6	23,861.0	(5)
Total Securities	52,255.2	52,251.9	—
Loans and Leases	31,409.6	32,490.0	(3)
Total Earning Assets	125,236.6	122,847.3	2
Allowance for Credit Losses Assigned to Loans and Leases	(104.5)	(112.6)	(7)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,383.4	1,985.8	20
Buildings and Equipment	483.3	428.2	13
Client Security Settlement Receivables	845.7	1,646.1	(49)
Goodwill	696.8	669.3	4
Other Assets	7,287.1	4,748.4	53
Total Assets	$136,828.4	$132,212.5	3%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$21,441.5	$14,612.0	47%
Savings Certificates and Other Time	986.7	688.7	43
Non-U.S. Offices - Interest-Bearing	60,400.3	66,468.0	(9)
Total Interest-Bearing Deposits	82,828.5	81,768.7	1
Short-Term Borrowings	7,787.4	10,664.2	(27)
Senior Notes	2,573.0	2,011.3	28
Long-Term Debt	1,148.1	1,112.4	3
Floating Rate Capital Debt	277.7	277.6	—
Total Interest-Related Funds	94,614.7	95,834.2	(1)
Demand and Other Noninterest-Bearing Deposits	26,292.1	22,728.1	16
Other Liabilities	4,830.6	3,141.9	54
Total Liabilities	125,737.4	121,704.2	3
Common Equity	9,817.6	9,626.3	2
Preferred Equity	1,273.4	882.0	44
Total Equity	11,091.0	10,508.3	6
Total Liabilities and Stockholders’ Equity	$136,828.4	$132,212.5	3%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 5
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	DECEMBER 31	SEPTEMBER 30
	2019	2019	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$33,841.5	$22,474.4	51%
Interest-Bearing Due from and Deposits with Banks [3]	7,017.5	6,361.2	10
Federal Funds Sold and Securities Purchased under Agreements to Resell	712.8	535.0	33
Securities
U.S. Government	4,687.9	5,766.8	(19)
Obligations of States and Political Subdivisions	1,625.4	1,164.0	40
Government Sponsored Agency	23,275.3	22,624.2	3
Other [4]	22,666.6	21,933.6	3
Total Securities	52,255.2	51,488.6	1
Loans and Leases	31,409.6	30,844.2	2
Total Earning Assets	125,236.6	111,703.4	12
Allowance for Credit Losses Assigned to Loans and Leases	(104.5)	(105.7)	(1)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,383.4	2,685.1	(11)
Buildings and Equipment	483.3	400.5	21
Client Security Settlement Receivables	845.7	2,102.2	(60)
Goodwill	696.8	687.2	1
Other Assets	7,287.1	6,883.1	6
Total Assets	$136,828.4	$124,355.8	10%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$21,441.5	$18,668.7	15%
Savings Certificates and Other Time	986.7	895.2	10
Non-U.S. Offices - Interest-Bearing	60,400.3	55,694.8	8
Total Interest-Bearing Deposits	82,828.5	75,258.7	10
Short-Term Borrowings	7,787.4	8,265.8	(6)
Senior Notes	2,573.0	2,597.5	(1)
Long-Term Debt	1,148.1	1,159.7	(1)
Floating Rate Capital Debt	277.7	277.7	—
Total Interest-Related Funds	94,614.7	87,559.4	8
Demand and Other Noninterest-Bearing Deposits	26,292.1	22,005.5	19
Other Liabilities	4,830.6	3,979.6	21
Total Liabilities	125,737.4	113,544.5	11
Common Equity	9,817.6	9,929.3	(1)
Preferred Equity	1,273.4	882.0	44
Total Equity	11,091.0	10,811.3	3
Total Liabilities and Stockholders’ Equity	$136,828.4	$124,355.8	10%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 6
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)	FOURTH QUARTER
	2019	2018	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$17,230.0	$21,762.6	(21)%
Interest-Bearing Due from and Deposits with Banks [3]	6,073.9	5,228.9	16
Federal Funds Sold and Securities Purchased under Agreements to Resell	945.9	1,334.3	(29)
Securities
U.S. Government	5,287.7	5,767.8	(8)
Obligations of States and Political Subdivisions	1,467.6	706.3	108
Government Sponsored Agency	23,199.3	22,032.6	5
Other [4]	21,964.4	23,721.9	(7)
Total Securities	51,919.0	52,228.6	(1)
Loans and Leases	30,990.8	31,623.8	(2)
Total Earning Assets	107,159.6	112,178.2	(4)
Allowance for Credit Losses Assigned to Loans and Leases	(105.5)	(120.3)	(12)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,292.6	2,400.9	(5)
Buildings and Equipment	453.5	430.7	5
Client Security Settlement Receivables	1,163.4	1,085.5	7
Goodwill	692.5	669.8	3
Other Assets	6,449.2	4,669.4	38
Total Assets	$118,105.3	$121,314.2	(3)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$18,130.2	$14,349.1	26%
Savings Certificates and Other Time	919.0	721.1	27
Non-U.S. Offices - Interest-Bearing	52,925.8	58,873.9	(10)
Total Interest-Bearing Deposits	71,975.0	73,944.1	(3)
Short-Term Borrowings	8,770.5	10,987.9	(20)
Senior Notes	2,584.6	1,996.5	29
Long-Term Debt	1,154.0	1,099.6	5
Floating Rate Capital Debt	277.7	277.6	—
Total Interest-Related Funds	84,761.8	88,305.7	(4)
Demand and Other Noninterest-Bearing Deposits	17,462.9	19,211.3	(9)
Other Liabilities	4,948.0	3,498.4	41
Total Liabilities	107,172.7	111,015.4	(3)
Common Equity	9,808.2	9,416.8	4
Preferred Equity	1,124.4	882.0	27
Total Equity	10,932.6	10,298.8	6
Total Liabilities and Stockholders’ Equity	$118,105.3	$121,314.2	(3)%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 7
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET	FOURTH	THIRD
($ In Millions)	QUARTER	QUARTER
	2019	2019	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$17,230.0	$17,524.9	(2)%
Interest-Bearing Due from and Deposits with Banks [3]	6,073.9	5,656.5	7
Federal Funds Sold and Securities Purchased under Agreements to Resell	945.9	816.9	16
Securities
U.S. Government	5,287.7	5,506.5	(4)
Obligations of States and Political Subdivisions	1,467.6	906.6	62
Government Sponsored Agency	23,199.3	22,494.1	3
Other [4]	21,964.4	21,117.7	4
Total Securities	51,919.0	50,024.9	4
Loans and Leases	30,990.8	30,935.9	—
Total Earning Assets	107,159.6	104,959.1	2
Allowance for Credit Losses Assigned to Loans and Leases	(105.5)	(111.2)	(5)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,292.6	2,551.5	(10)
Buildings and Equipment	453.5	411.9	10
Client Security Settlement Receivables	1,163.4	1,089.6	7
Goodwill	692.5	680.4	2
Other Assets	6,449.2	6,770.8	(5)
Total Assets	$118,105.3	$116,352.1	2%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$18,130.2	$17,802.7	2%
Savings Certificates and Other Time	919.0	898.9	2
Non-U.S. Offices - Interest-Bearing	52,925.8	53,631.5	(1)
Total Interest-Bearing Deposits	71,975.0	72,333.1	—
Short-Term Borrowings	8,770.5	8,768.8	—
Senior Notes	2,584.6	2,587.7	—
Long-Term Debt	1,154.0	1,156.7	—
Floating Rate Capital Debt	277.7	277.7	—
Total Interest-Related Funds	84,761.8	85,124.0	—
Demand and Other Noninterest-Bearing Deposits	17,462.9	16,687.3	5
Other Liabilities	4,948.0	3,853.0	28
Total Liabilities	107,172.7	105,664.3	1
Common Equity	9,808.2	9,805.8	—
Preferred Equity	1,124.4	882.0	27
Total Equity	10,932.6	10,687.8	2
Total Liabilities and Stockholders’ Equity	$118,105.3	$116,352.1	2%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 8
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	2019	2018
($ In Millions Except Per Share Data)	QUARTERS	QUARTER
FOURTH	THIRD	SECOND	FIRST	FOURTH
Net Income Summary
Trust, Investment and Other Servicing Fees	$992.2	$975.5	$955.5	$928.9	$933.9
Other Noninterest Income	134.7	144.7	133.7	130.0	152.7
Net Interest Income	420.8	417.7	417.4	422.0	417.2
Total Revenue	1,547.7	1,537.9	1,506.6	1,480.9	1,503.8
Provision for Credit Losses	(1.0)	(7.0)	(6.5)	—	(4.0)
Noninterest Expense	1,072.3	1,036.3	1,006.2	1,028.7	1,021.9
Income before Income Taxes	476.4	508.6	506.9	452.2	485.9
Provision for Income Taxes	105.3	124.0	117.5	105.1	76.0
Net Income	$371.1	$384.6	$389.4	$347.1	$409.9

Per Common Share
Net Income - Basic	$1.71	$1.70	$1.76	$1.49	$1.81
- Diluted	1.70	1.69	1.75	1.48	1.80
Cash Dividends Declared per Common Share	0.70	0.70	0.60	0.60	0.55
Book Value (EOP)	46.82	46.86	46.18	44.72	43.95
Market Value (EOP)	106.24	93.32	90.00	90.41	83.59

Financial Ratios
Return on Average Common Equity	14.8%	14.9%	15.9%	14.0%	17.0%
Return on Average Assets	1.25	1.31	1.34	1.18	1.34
Net Interest Margin (GAAP)	1.56	1.58	1.58	1.55	1.48
Net Interest Margin (FTE*)	1.59	1.61	1.61	1.58	1.52

Assets Under Custody / Administration ($ in Billions) - EOP
Corporate & Institutional Services	$11,311.6	$10,864.0	$10,623.6	$10,238.9	$9,490.5
Wealth Management	738.8	701.2	698.4	688.5	634.8
Total Assets Under Custody / Administration	$12,050.4	$11,565.2	$11,322.0	$10,927.4	$10,125.3

Assets Under Custody ($ In Billions) - EOP
Corporate & Institutional Services	$8,497.8	$8,061.4	$7,820.6	$7,529.1	$6,971.0
Wealth Management	735.7	698.7	698.2	670.6	622.9
Total Assets Under Custody	$9,233.5	$8,760.1	$8,518.8	$8,199.7	$7,593.9

Assets Under Management ($ In Billions) - EOP
Corporate & Institutional Services	$917.5	$901.3	$887.0	$867.9	$790.8
Wealth Management	313.8	300.5	293.2	294.2	278.6
Total Assets Under Management	$1,231.3	$1,201.8	$1,180.2	$1,162.1	$1,069.4

Asset Quality ($ In Millions) - EOP
Nonperforming Loans and Leases	$83.6	$113.1	$115.1	$116.1	$109.3
Other Real Estate Owned (OREO)	3.2	3.2	3.8	8.0	8.4
Total Nonperforming Assets	$86.8	$116.3	$118.9	$124.1	$117.7
Nonperforming Assets / Loans and Leases and OREO	0.28%	0.38%	0.38%	0.41%	0.36%
Gross Charge-offs	$3.8	$1.1	$0.6	$1.0	$0.8
Less: Gross Recoveries	1.5	1.7	1.8	2.2	2.5
Net Charge-offs / (Recoveries)	$2.3	$(0.6)	$(1.2)	$(1.2)	$(1.7)
Net Charge-offs / (Recoveries) (Annualized) to Avg Loans and Leases	0.03%	(0.01)%	(0.02)%	(0.02)%	(0.02)%
Allowance for Credit Losses Assigned to Loans and Leases	$104.5	$105.7	$110.8	$114.5	$112.6
Allowance to Nonperforming Loans and Leases	1.3	x	0.9	x	1.0	x	1.0	x	1.0	x
Allowance for Other Credit-Related Exposures	$19.9	$22.0	$23.3	$24.9	$25.6

(*)
Net interest margin presented on an FTE basis is a non-generally accepted accounting principle financial measure that facilitates the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.